                                                                   EXHIBIT 10.34

             FIRST AMENDMENT TO THE TRADEMARK SUBLICENSE AGREEMENT
             -----------------------------------------------------

     AMENDMENT to Trademark Sublicense Agreement, made as of the 16 day of March, 1998, by and between MAXWELL SHOE COMPANY INC., a Delaware corporation ("Maxwell"), and SLJ RETAIL LLC, a Delaware limited liability company (the "Company").

                              W I T N E S S E T H:

     WHEREAS, Maxwell and the Company are parties to a certain Trademark Sublicense Agreement dated as of the 14th day of April, 1997 (the "Trademark Sublicense Agreement"); and

     WHEREAS, Maxwell and the Company are now desirous of amending the Trademark Sublicense Agreement; and

     WHEREAS, all terms used but not otherwise defined herein shall have the meanings given to them in the Trademark Sublicense Agreement.

     NOW, THEREFORE, in consideration of the premises contained herein and their mutual promises, the parties hereby amend the Trademark Sublicense Agreement, effective as of the date first above written, as follows:

     Paragraph 9.3.2 is amended in its entirety to read in full as follows:

     "9.3.2 This Agreement is personal to the Company, and the Company may not, without the prior written consent of Maxwell and Jones, assign, sublicense or otherwise transfer all or any portion of this Agreement or any rights or obligations hereunder, whether voluntarily, involuntarily, by operation of law or otherwise, and any such attempted assignment or other transfer shall be null and void and of no effect."

     This First Amendment to the Trademark Sublicense Agreement may be executed simultaneously in any number of counterparts and by facsimile, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have hereunto executed this First Amendment to the Trademark Sublicense Agreement by officers thereto duly authorized as of the day and year first above written.

                                       MAXWELL SHOE COMPANY INC.

                                       By:  /s/ Mark J. Cocozza
                                          ----------------------
                                           Mark J. Cocozza
                                           President

                                  SLJ RETAIL LLC

                                  By:  /s/ James J. Tinagero
                                      ----------------------
                                      James J. Tinagero
                                      Chairman

                                       2